Earnings Per Share	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Earnings Per Share

18	Earnings Per Share

Earnings per share was €(0.05) and €(0.07), as restated, for the years ended December 31, 2025 and 2024, respectively, with average shares outstanding of 25,000,000 and 22,909,836, respectively for each period. There are 125,000 ordinary shares that are contingently issuable upon completion of the Company’s Nasdaq listing. As the listing had not occurred as of December 31, 2025, these shares have been excluded from the calculation of basic and diluted earnings per share in accordance with IAS 33. There were no dilutive shares outstanding during the years ended December 31, 2025 and 2024.